UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2018

SUPER MICRO COMPUTER, INC.
(Exact name of registrant specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 14, 2018, Super Micro Computer, Inc. (the “Company”) received a letter from the staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that since the Company had not filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2017 and its Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2017 and December 31, 2017 (collectively, the “Delinquent Filings”) by March 13, 2018, the deadline by which the Company was to file its Delinquent Filings in order to regain compliance with Nasdaq Listing Rule 5250(c)(1), the Company’s common stock is subject to delisting from Nasdaq. The letter further noted that, unless the Company requested an appeal of the Staff’s determination, trading of the Company’s common stock on Nasdaq would be suspended at the opening of business on March 23, 2018, and a Form 25-NSE would be filed with the SEC removing the Company’s securities from listing and registration on Nasdaq.
On March 16, 2018, the Company submitted a letter to Nasdaq requesting a hearing before a Hearings Panel at which it intends to present its plan to regain and thereafter maintain compliance with all applicable listing requirements. In connection with its request for a hearing, the Company has also requested a stay of the suspension of trading and delisting of its common stock, pending the hearing and decision of the Hearings Panel. The Hearings Panel will notify the Company of its decision to allow the Company to continue to trade on Nasdaq pending the hearing and a decision by the Hearings Panel by April 5, 2018. There can be no assurance that the Hearings Panel will grant the Company’s request for continued listing or stay the delisting of its common stock.
On March 16, 2018, the Company issued a press release announcing the receipt of the Staff Determination Letter. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Statements contained in this Current Report on Form 8-K that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, the Company’s presentation to the Hearings Panel and its expectations as to its ability to regain and maintain compliance with Nasdaq’s continued listing standards. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in our filings with the Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in such filings.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Super Micro Computer, Inc. dated March 16, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: March 16, 2018	By:	/s/ Kevin Bauer
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Super Micro Computer, Inc. dated March 16, 2018